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                HARTFORD LEADERS EDGE (SERIES II, IIR AND III)
                            SEPARATE ACCOUNT SEVEN
                       HARTFORD LIFE INSURANCE COMPANY

                             FILE NO. 333-101942

  SUPPLEMENT DATED NOVEMBER 14, 2005 TO THE PROSPECTUS DATED NOVEMBER 1, 2005

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            SUPPLEMENT DATED NOVEMBER 14, 2005 TO YOUR PROSPECTUS

The following corrects the disclosure in the Section 7 ("State Variations") section of your prospectus:

   - OREGON -- You may only sign up for DCA Plus Programs that are six months or longer. You may not choose a fixed dollar amount Annuity Payout.

   - NEW YORK -- We will not recalculate The Hartford's Principal First or The Hartford's Principal First Preferred Benefit Amount if you change the ownership or assign your Contract to someone other than your spouse. The minimum Contract Value must be $1,000 after a Surrender. The minimum monthly Annuity Payout is $20.

   - PENNSYLVANIA -- You may not choose a fixed dollar amount Annuity Payout.


  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.


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